                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------
                            SCHEDULE 14C INFORMATION
                Information Statement Pursuant to Section 14(c)
                      the Securities Exchange Act of 1934

Check the appropriate box:
[x ]     Preliminary Information Statement

[  ]     Confidential, or Use of the Commission Only (as permitted by
         Rule 14-a-6(e)(2))

[  ]     Definitive Information Statement

 ...............................................................................

                        INTERUNION FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)
 ...............................................................................

Payment of Filing Fee (Check the appropriate box)

[x]      No Fee Required.

[  ]     Fee computed on table below per Exchange Act Rules 14-c-5(g) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is provided by Exchange Act Rule
         0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

         1)   Amount previously paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:

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


                        INTERUNION FINANCIAL CORPORATION
                         SUITE 301H, 249 ROYAL PALM WAY
                            PALM BEACH, FLORIDA 33480
                                 (561) 820-0084

                              INFORMATION STATEMENT

                                  July 31, 1998

DATE, TIME AND PLACE INFORMATION

The Information Statement is being mailed to the shareholders of InterUnion Financial Corporation (the "Corporation") on or about August 13, 1998, in connection with the Annual Meeting of Shareholders of the Corporation on September 3, 1998 at 1.00 p.m. at the Hyatt Regency Hotel, Buffalo, New York.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ACTIONS TO BE TAKEN

         1. To receive the consolidated financial statements of the Corporation for the fiscal year ended March 31, 1998, together with the report of the auditors therein and the Annual Report of the directors to the shareholders.

         2. To elect the Board of Directors to serve until the next annual meeting. The persons to be nominated to serve as directors are as follows:

                  Robert W. Crosbie, Chairman        Georges Benarroch
                  Karen Bolens          Selwyn Kletz            Melvyn Kalman

         3. To ratify the appointment of the firm of Ahearn Jasco & Company, Certified Public Accountants Chartered, located in Pompano Beach, Florida as the auditors of the Corporation and to allow the remuneration of those auditors to be set by the Board of Directors.

         4. To approve the remuneration of the Corporate Secretary of the Corporation for four years of service to the Corporation through the issuance of an option to purchase 50,000 shares of common stock of the Corporation at $4.00 per share.

         5. To approve and ratify all actions taken by the Board of Directors since the last annual meeting of shareholders held on August 21, 1997, as evidenced by the Unanimous Consents in Lieu of Special Meetings of the Board of Directors.

         6. The Corporation faces the issue of Delaware franchise taxes each year, which such taxes may be as high as $150,000, and which such taxes my be a consequence, at least in part, of the number of common shares authorized by the Corporation. In order to keep such taxes at a minimum, without having the number of common shares authorized at a fixed level at this time the Board of Directors is suggesting to the shareholders an amendment of the certificate of incorporation to allow the directors to set the number of common shares authorized to be issued by the
               Corporation at an amount not exceeding 5,000,000 shares. The amendment shall not affect the par value of the common shares or the fact that each share is entitled to one vote.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF

Class of Security          Shares Outstanding                    Number of Votes
Common Stock                        1,932,945                       1,932,945
Preferred Class A Stock             1,500,000                     150,000,000

Each holder of the shares properly registered at the close of business on the day next preceding the day on which the Notice of Special Meeting of Shareholders is given will be entitled to one vote for each share of Common Stock and one hundred votes for each share of Class A Preferred Stock held by such holder on all matters to come before the meeting except to the extent that such holder has transferred any such shares after the record date and the transferee of such shares established ownership thereof and makes a written demand, not later than 10 days before the meeting, to be included in the list of shareholders entitled to vote at the meeting, in which case the transferee will be entitled to vote such shares.

Information with regards to Item 403 of Regulation S-B is not required as no solicitation is being sought.

DIRECTORS AND EXECUTIVE OFFICERS

No material proceedings involve any directors, executive officers or persons nominated or person chosen by the Corporation to become a director or executive officer of the Corporation which is adverse to the Corporation.

a)         Directors and Executive Officers

           Name, Municipality
           of Residence                  Age        Length of Service

           Robert W. Crosbie              68        Nominated as Chairman of
                                                    the Board of Directors,
                                                    June 1, 1998

           Georges Benarroch              51        Appointed to Board of
           Paris, France                            Directors


           Selwyn Kletz                   52        Appointed to Board of
           Toronto, Ontario Canada                  Directors,
                                                    August 18, 1997

           Karen Lynn Bolens              51        Appointed to Board of
           Geneva, Switzerland                      Directors,
                                                    December 16, 1994

           Melwyn Kalman                   -        Nominated to Board of
           Helier, Jersey Islands UK                Directors, August 3, 1998

           T. Jack Gary, III              57        Appointed as Secretary,
           West Palm Beach, Florida                 January 30, 1995


ROBERT W. CROSBIE is nominated to the position of Chairman of the Board of the Corporation. Mr. Crosbie has been Chairman of the Board of Black Investment Management Limited since 1973.

GEORGES BENARROCH is the President, Chief Executive Officer of the Corporation as well as a Director and Chairman of the Audit Committee. He is also the Chief Executive Officer, and Chairman of the Board of Credifinance Securities Limited, President, Chief Executive Officer, and Chairman of the Board of Credifinance Capital Inc. and Chairman of the Board of Guardian Timing Services, Inc. The Glen-Ardith Frazer Corporation and InterUnion Asset Management Limited -- all wholly-owned subsidiaries of the Corporation. In addition, he is a member of the Board of Directors of, Black Investment Management Limited, Leon Frazer, Black & Associates Limited and Receptagen Limited. He is also the President of Equibank Inc.

Since 1977, Mr. Benarroch has held the position of officer and partner/director with various investment firms and private/public companies in the United States, Canada and Europe. He has been a senior partner and/or seat holder of a member firm of The Toronto Stock Exchange since 1982.

SELWYN J. KLETZ is Vice-President of the Corporation, as well as a Director. He is also President and a member of the board of The Glen-Ardith Frazer Corporation and InterUnion Asset Management Limited, in addition to being a Director of Black Investment Management Limited, Guardian Timing Services, Inc. And Leon Frazer, Black & Associates Limited. He has also held the position of officer and partner/director with various investment firms and private/public companies in Canada and South Africa. His experience in the investment industry covers research, investment banking, merchant banking, corporate finance and investment management. Mr. Kletz will be devoting 100% of his time to the Corporation.

KAREN LYNN BOLENS serves as a Director of the Corporation. Since 1985 through and including the present time, she has practiced as an associate attorney, specializing in corporate, estate and family law for international clients. Ms. Bolens' duties for InterUnion will be limited to her participation at Board Meetings and as a member of the Audit Committee.

MELVYN KALMAN has been nominated to serve as a Director of the Corporation. He is the representative of Safeguardian Limited, Protector of Central Investment Trust, which is the beneficial owner of a controlling interest of the shares of the Corporation. Mr. Kalman's duties for InterUnion will be limited to his participation at Board Meetings.

T. JACK GARY, III is the Secretary of the Corporation. He is Manager of the West Palm Beach, Florida, office of Raymond James & Associates, a national brokerage firm, having held that position since 1995 as well as a Director. From April 1988 to 1995, Mr. Gary was President and Chief Executive Officer of Crown Capital Advisors, Inc., a company registered as an investment advisor with the Securities and Exchange Commission and with the State of Florida under the Florida Securities and Investor Protection Act. Mr. Gary will devote approximately 10% of his time to his duties as Secretary at InterUnion.

(1) No director of InterUnion is currently a director of any other reporting company, with the following exception: Georges Benarroch is director of Receptagen Ltd. which is listed on the Toronto Stock Exchange and trades on the NASD OTC Bulletin Board under the symbol RCEPF.

(2) Under Section 1 ARTICLE III, of the Corporation's By-Laws, the directors shall serve until the next annual meeting of the stockholders, as prescribed by the Board of Directors, at which time directors are elected by the stockholders.

(3) No director, executive officer and beneficial owner of more than ten percent (10%) of any class of equity securities of the Corporation failed to file on a timely basis reports required by section 16(a) of the Exchange Act during the most recent two fiscal years to the best of the Corporation's knowledge. Corporation's knowledge.

(b)   IDENTIFY SIGNIFICANT EMPLOYEES

      The Corporation does not expect to receive a significant contribution from employees that are not executive officers.

(c)   FAMILY RELATIONSHIPS

      Currently, there are no directors, executive officers or persons nominated by the Corporation to become a director or executive officer of the Corporation who are related to any individual who currently holds the position of director or executive officer or is nominated to one of the said positions.

(d)   INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

      No material events have occurred in the last five years that would affect the evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person of the Corporation.

(e)   COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      For the three fiscal years ended March 31, 1998, to the best of the Corporation's knowledge no director, executive officer and beneficial owner of more than ten percent (10%) of any class of equity securities of the Corporation failed to file on a timely basis reports required by section 16(a) of the Exchange Act.

(f)   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following are known by the Corporation to be the beneficial owner of more than five percent of any class of the said issue's voting securities.

        Title            Name and Address                     Amount and Nature       Percent
      of Class           of Beneficial Owner                 of Beneficial Owner     of Class
    ________________________________________________________________________________
Common             RIF Capital Inc.                                   293,149          15.2%
                   Price Waterhouse Centre
                   PO Box 634C
                   St. Michael, Barbados, WI

Common             Selwyn Kletz                                       100,000           5.2%
                   499 Riverside Drive
                   Toronto, Ontario Canada

                   TOTAL
                                                                      393,149          20.4%
                                                                    =========          ====

Preferred A        RIF Capital Inc.                                 1,500,000           100%
                   Price Waterhouse Centre
                   PO Box 634C
                   St. Michael, Barbados, WI

(g)   SECURITY OWNERSHIP OF MANAGEMENT

The following information lists, as to each class, equity securities beneficially owned by all directors and nominees, and of the directors and nominees of the issuer, as a group.

 Title of     Name and Address of              Amount and Nature of   Percentage
  Class       Beneficial Owner                 Beneficial Owner       of Class

Common        Safeguardian Limited(1)                 293,149           15.2%
              PO Box 316
              Jardine House
              1 Hesley Street
              St. Helier, Jersey, UK  JE4 8UD

Common        Robert W. Crosbie                        25,404           1.3%
              110 Yonge Street, #1701
              Toronto, Ontario
              Canada M5C 1T4

Common        Selwyn J. Kletz                         100,000           5.2%
              499 Riverside Drive
              Toronto, Ontario
              Canada M6S 4B6

Preferred A   Safeguardian Limited (1)              1,500,000         100.0%
              PO Box 316
              Jardine House
              1 Hesley Street
              St. Helier, Jersey, UK  JE4 8UD

Common        Directors and Executive Officers          418,553        21.7%
              as a group (3 people)

Preferred A   Directors and Executive Officers        1,500,000       100.0%
                   as a group (1 person)

      Note 1:      Trustee; Voting Power - Central Investment Trust

(h)   RELATED PARTY TRANSACTIONS

     The Corporation paid $186,765 to Witpan Inc. for services render in the acquisition of Leon, Frazer, Black & Associates Limited, Cluster Asset Management Limited, The Glen-Ardith Frazer Corporation and Black Investment Limited. In addition, the Corporation received $135,850 from Witpan, for investment research services. Witpan is controlled by Mr. Selwyn J. Kletz.

     For services rendered in the restructuring of RCG, the Corporation paid RIF Capital Inc. $300,000.

      In fiscal 1997, the Corporation acquired an option on all of the issued and outstanding shares of News Research Corporation (see Exhibit 10(vi)) at a cost of $80,000. The vendors of the option were RIF Capital Inc. and Central Investment Trust. The Corporation allowed the option to expire in December 1997 and therefore expensed this cost of the option.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a)      SUMMARY COMPENSATION TABLE

Name & Principal           Fiscal                    Other         Long Term            All Other
Position                    Year    Salary           Bonus        Compensation        Compensation     Compensation
------------------------------------------------------------------------------------------------------------------------
Georges Benarroch          1998     None             None         None                    30,000(1)       None
President & CEO            1998     None             None         None                    None            None


Selwyn J. Kletz            1998     75,245(          60,000(2)    None                   355,000(3)       None
Vice-President             1997     None             None         None                    13,265(4)       None

  (1) This amount represents life, disability and medical insurance and certain expenses.

  (2) This amount represents 60,000 short term stock options, that was fully exercised.

  (3) This amount represents $168,200 for life, disability and medical insurance and $186,800 paid to a company controlled by Mr.Kletz for services.

  (4) This amount was paid to a company controlled by Mr. Kletz for services.

(b)      OPTION/SAR GRANTS IN PAST YEAR


                         Number of                 % of Total Options
                  Securities Underlying             SARs/Granted to            Exercise    Expiration
Name             Options/SARs Granted (#)        Employees in Fiscal Year        Price        Date

Selwyn J. Kletz            60,000                         44.4%                 $3.00     June 30, 1997

(c) AGGREGATED OPTION/SAR EXERCISE IN LATEST FISCAL YEAR AND FISCAL YEAREND OPTION/VAR VALUES

                                                   Number of Securities                      Value of
                                                  Underlying Unexercised              In-the-Money Option
                        Shares Acquired      Value  Option at Fiscal Year end          at Fiscal Year end
 Name                    on Exercise(#)     Realized  Exercisable/Unexercisable     Exercisable/Unexercisable

Selwyn J. Kletz              60,000          $240,000      0           0                $0.00        $0.00


(d)      ALL COMPENSATION COVERED

As of the date of this registration statement, the Corporation has no formal options, warrants, SARs, long-term incentive plans, pension or profit-sharing plans, or other compensation plans, in effect regarding any employees of the Corporation.

The Corporation feels that it does not have to include executive compensation for an executive officer of any subsidiary because under Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7) no executive officer(s) of any subsidiary perform(s) policy making functions for the registrant.

As of the date of this registration statement, the Corporation has no agreement or understanding, express or implied, with any officer or director, or any other person regarding employment with the Corporation or compensation for services.

Section 14 of ARTICLE III of the By-Laws of InterUnion provides that directors do not receive any stated salary for their services as directors. However, by board resolution, a fixed fee and expenses of attendance may be allowed for each meeting. These limitations do not affect compensation for a person serving as an officer or otherwise for the Corporation and receiving compensation therefor. The Corporation's Board of Directors has approved payment of $1,500 for the services of each of its independent directors for the fiscal year ending March 31,1998.

INDEPENDENT PUBLIC ACCOUNTANTS

Effective February 24, 1998, InterUnion Financial Corporation ("InterUnion")retained Ahearn Jasco + Company, P.A. ("AJC") of Pompano, FL as its new certifying accountants. AJC, replaced Goldstein Golub Kessler & Company, P.C.("GGK") of New York. GGK or its Nexia International affiliate Mintz &Partner's ("MP") reported on InterUnion's fiscal 1996 and 1997 financial statements. The 1996 and 1997 opinions contained no adverse opinions or disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by InterUnion's Audit Committee and approved by InterUnion's Board of Directors.

During the last two fiscal years and subsequent interim period to the date of change, there were no disagreements between InterUnion and GGK or its Nexia International affiliate MP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of GGK or MP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

None of the reportable events described in Item 304(a) (1) (ii) occurred with respect to InterUnion within the last two fiscal years and the subsequent interim period to the date of change. During the last two fiscal years and the subsequent interim period to the date of change, InterUnion did not consult AJC regarding any matter or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-B.


AMENDMENT TO CHARTER, BYLAWS OR OTHER DOCUMENTS

The shareholders will be asked to grant the board of directors the authority to set the number of common shares authorized to be issued by the Corporation at an amount not exceeding 5,000,000 shares.

VOTING PROCEDURE

a) The vote required for approval or election, other than for the approval of auditors, shall be a majority.

b) No record date to determine which shareholders will be allowed to vote at this Special Meeting has been set. Therefore, under the General Corporation Act of Delaware, Section 213(a), shareholders entitled to notice and to vote will be those shareholders properly registered at the close of business on the day next preceding the day on which notice is given.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

a) None of the directors, officers, nominees for election as director or associates of the directors or officers have any interest in the matters to be acted upon other than the interest of the general shareholders.

b) None of the directors intends to oppose any action to be taken by the Corporation at the meeting.

                        INTERUNION FINANCIAL CORPORATION

                          ANNUAL REPORT TO SHAREHOLDERS


                                                                   July 29, 1998

DESCRIPTION OF BUSINESS

(a)      BUSINESS DEVELOPMENT

         On February 7, 1994, the shareholders of AU 'N AG, INC., a Utah corporation, approved without dissent, a proposal to change the domicile of the Corporation through the merger of the Corporation into AU 'N AG, INC., a Delaware corporation to be formed.

         On February 15, 1994 a Certificate of Incorporation of AU 'N AG, INC., a Delaware corporation, was filed with the office of the Secretary of State, Division of Corporations, State of Delaware.

         On February 15, 1994, the date of incorporation of AU 'N AG, Inc. of Delaware, the directors of that corporation approved a Pre-Organization Subscription and Letter of Non-Distributive Intent executed by the President of AU 'N AG, Inc., the Delaware corporation, for $10.00 with the understanding that the shares would be immediately cancelled upon the effective date of the merger between AU 'N AG, INC. of Delaware and AU 'N AG, INC. of Utah. These shares were issued by the Corporation in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, as provided by Section 4(2) of that Act and upon a similar exemption contained in applicable state securities laws. The shares received by AU 'N AG, INC. were restricted securities, subject to Rule 144 promulgated under the Securities Act of 1933, as amended.

         Further on February 15, 1994, a Plan and Agreement of Merger of AU 'N AG, INC. (Utah) and AU 'N AG, INC. (Delaware) was executed. On the same day a Certificate of Merger was executed by the above corporations. This Certificate of Merger was filed in the office of the Secretary of Delaware on March 10,1994. Under the Certificate of Merger AU 'N AG, INC., the Delaware Corporation, was the surviving corporation.

         Under the terms of the above-referenced merger each share of common stock of AU 'N AG, INC. (Utah) was converted into one share of AU 'N AG, INC.(Delaware). At the time of its incorporation, AU 'N AG, Inc. (Delaware) had total authorized capital stock in the amount of 50,000,000 shares at $.001 par value. Each holder of AU 'N AG, INC.
         (Utah) upon surrender to AU 'N AG, INC.(Delaware) of one or more certificates for such shares for cancellation received one or more certificates for the number of shares of common stock of AU 'N AG, INC. (Delaware) represented by the certificates of AU 'N AG, INC.(Utah) so surrendered for cancellation by such holder.

         As a result of the above-referenced merger, 23,297,800 shares of common stock of AU 'N AG, INC. (Delaware) were issued to the shareholders of the corporation formerly known as AU 'N AG, INC. (Utah). At the time of the merger, AU 'N AG, INC. (Utah) had no assets and was an inactive corporation.

         As provided in the Plan and Agreement of Merger, the sole purpose of the above-referenced merger was to change the issuer's domicile from Utah to Delaware and the exchange of securities from one corporation to another was, in the opinion of management, outside of the provisions of Rule 145 as promulgated by the Securities & Exchange Commission. It is also the position of management that the exchange of stock was a transaction by an issuer not involving any public offering and thus was within the protection of Section 4(2) of the Securities Act of 1933, and exempted from registration requirements.

         On April 11, 1994, a Certificate of Amendment of the Certificate of Incorporation of AU 'N AG, INC. (Delaware) was executed, providing that the name of the Corporation be changed to: INTERUNION FINANCIAL CORPORATION ("IUFC" or "InterUnion" or the "Corporation"). This change of name was filed by the office of the Secretary of State of Delaware on April 19, 1994.

         Subsequent to a filing of information submitted to the National Association of Securities Dealers, Inc. (NASD) pursuant to Schedule H of the NASD By-Laws and Rule 15c 2-11 under the Securities Act of 1934, on July 27,1994 IUFC was cleared for listing on the OTC Bulletin Board. The Corporation currently trades under the symbol: IUFC.

         Subsequent to approval by the required shareholders at a meeting held October 14, 1994, the common stock was consolidated at a ratio of ten
         (10) to one (1). Further, based upon shareholder approval at that meeting, a Certificate of Amendment was filed with the Secretary of State.

         On January 18, 1995 the Corporation acquired all of the outstanding capital stock of BEARHILL LIMITED, a British Virgin Islands corporation, for the issuance of 22,262 shares of common stock of the Corporation.

         On January 18, 1995 the Corporation acquired all of the outstanding capital stock and preferred shares of GUARDIAN TIMING SERVICES, INC., a corporation organized under the laws of Ontario, Canada, for the issuance of 5,566 shares of common stock of the Corporation.

         Upon application to the Florida Department of State, on February
         2, 1995, the Corporation was qualified and authorized to transact business in the State of Florida. The Corporation moved its principal office to 249 Royal Palm Way, Suite 301-H, Palm Beach, Florida 33480.

         On March 20, 1995, the Corporation acquired all of the stock of I & B, INC., a Delaware corporation, CREDIFINANCE CAPITAL INC., a corporation organized under the laws of Ontario, Canada, CREDIFINANCE SECURITIES LIMITED ("Credifinance"), a corporation organized under the laws of Ontario, Canada, and ninety-five percent (95%) of the stock of ROSEDALE REALTY CORPORATION ("Rosedale"), a corporation organized under the laws of Ontario, Canada, for the issuance of 75,000 shares of common stock. The Corporation further acquired the remaining outstanding stock of Rosedale for the issuance of 1,230 shares of common stock. It should be noted that in 1996 the Corporation disposed, by way of an assignment in bankruptcy, of its shares in Rosedale. This assignment was a voluntary petition filed by Credifinance Capital, Inc., the owner of Rosedale, on September 29, 1995. The decision to file for bankruptcy was made after negotiations for a merger of Rosedale with another firm were unsuccessful. Rosedale had never been profitable subsequent to its acquisition and Credifinance Capital, Inc. made the decision to cease financing Rosedale's operations. The bankruptcy was concluded and there are no outstanding lawsuits against either Credifinance Capital, Inc. or the parent, InterUnion Financial Corporation.

         At a special meeting of the shareholders held on May 17, 1996, the Board of Directors was authorized to consolidate all authorized shares in a ratio of twenty (20) to one (1). At the time of this authorization, the total of all issued and outstanding voting shares of stock was 13,851,156.

         REEVE, MACKAY & ASSOCIATES LTD. ("Reeve, Mackay") was formed May 15, 1995 as a corporation organized under the laws of Ontario, Canada. All capital stock of this corporation was originally issued to InterUnion Financial Corporation. Due to Reeve, Mackay's continued operating deficit and cash requirements, the Corporation divested itself of its interest in Reeve, Mackay. The Corporation in divesting itself of Reeve, Mackay in July 1997, was successful in recovering all of its advances to and investment in Reeve, Mackay.

         On January 19, 1997, the Corporation entered into an agreement where it would act as an investment banker in the recapitalization of RECEPTAGEN Ltd. ("Receptagen") (see Exhibit 10(vii)). Receptagen is a corporation incorporated under the laws of Canada. Receptagen is listed on the Toronto Stock Exchange (RCG) and trades on the NASDAQ Over-the-Counter (RCEPF). Currently, it is not the intention of the Corporation to consider its investment in Receptagen as an integral part of its business outside of its bridge financing and special situation activities.

         On July 1, 1997, the Corporation acquired a one third interest in LEON FRAZER, BLACK & ASSOCIATES LIMITED. ("LFB"), a corporation organized under the laws of Ontario, Canada. The Corporation acquired its interest for cash and notes payable.

         On August 18, 1997, at the Corporation's Shareholders' meeting it was approved that the Corporation's authorized capitalization be as follows:

               2,500,000 shares of common voting stock at $.001 par value.

               1,500,000 shares of Class A preferred stock at $.10 par value.

               1,000 shares of Class B preferred stock at $0.10 par value.

               1,000 shares of Class C preferred stock at $0.10 par value.

         A Certificate of Amendment was filed with the Secretary of State, State of Delaware, requesting the above modification.

         Effective March 1, 1998, the Corporation acquired all of the outstanding common stock in CLUSTER ASSET MANAGEMENT LIMITED ("CAM"), a corporation organized under the laws of Ontario, Canada, for the issuance of 213,194 shares of Common Stock of the Corporation and 106,597 shares purchase warrants. On May 26, 1998, CAM changed its name to INTERUNION ASSET MANAGEMENT LIMITED ("IUAM").

         Effective March 31, 1998, the Corporation acquired 45% of the outstanding common shares of BLACK INVESTMENT MANAGEMENT LIMITED ("BIM"), a corporation organized under the laws of Ontario, Canada, for the issuance of 216,640 shares of common stock of the Corporation and cash.

(b)      BUSINESS OF ISSUER

         GENERAL
         The Corporation was formed as a "business bank" which would acquire, when possible, a majority interest in financial services companies.

         The Corporation also provides bridge financing which is a part of its investment banking activities. Such financings can be provided to companies outside the financial service sector and can be extended for a period of up to three years, depending on the complexity of the undertaking.

         InterUnion is both a holding and an operating company engaging in activities separate from the activities of its named subsidiaries:
         InterUnion derives independent revenues from its own investment banking activities.

PRODUCTS AND/OR SERVICES OF ACTIVE SUBSIDIARIES

In addition to the operations of InterUnion Financial Corporation as the parent, the Corporation owns operating subsidiary corporations. A description of the business operations of these subsidiaries is as follows:

            Investment Banking          Investment Management
     ________________________________   _____________________

     InterUnion Financial Corporation   InterUnion Asset Management Limited
     Marbury Trading Corporation        Bearhill Limited
     Credifinance Capital, Inc.         Black Investment Management Limited
     Credifinance Securities Limited    Guardian Timing Services Inc.
                                        Leon Frazer, Black & Associates Limited
                                        The Glen Ardith-Frazer Corporation
(1)      UNDERWRITING AND RESEARCH

         Credifinance Capital, Inc. is an investment corporation located in Toronto, Canada. The business activities of this company are limited to short term trading in securities and it owns Credifinance Securities Limited.

         Credifinance Securities Limited ("Credifinance") started operations in September 1991 as an institutional boutique active in trading for the accounts of clients, in the fixed income and equity markets. Credifinance acts exclusively as agent. Credifinance's specialize research is the basis of its trading and corporate finance activities.

         Between 1994 and 1998, Credifinance has been active in the financing of Canadian companies. Credifinance is a member of the International Securities Market Association, in addition, as a member of the Investment Dealers Association, the Toronto Stock Exchange and the Montreal Exchange, Credifinance is invited in most banking groups. Credifinance has acted as sole or co-underwriter in 26 transactions representing C$255 million in financings. (C$ means Canadian currency. All other amounts are in US dollars.)

(2)      INVESTMENT MANAGEMENT

         The Corporation has interests in four independently operated investment management firms all located in Toronto, Canada.

         Guardian Timing Services, Inc. ("Guardian") is an independent investment and fund management firm located in Toronto, Canada, with approximately C$80 million in assets under management. Guardian manages the Canadian Protected Fund, the Protected American Fund and the First America Fund, in addition to being the co-manager of the India Excel Fund. It uses a proprietary ITM market timing model owned by Bearhill Limited, Inc., another subsidiary of the Corporation.

         Bearhill Limited ("Bearhill") is an investment management firm located in the British Virgin Islands. Bearhill owns the proprietary rights to certain computer software known as ITM Software, which is a computer software program which is used to generate buy and sell signals with respect to any stock market monitored. The forecasting technique used by the ITM market timing model involves general market indicators, interest rates and monetary analysis, market perception indicators, and various statistical data to detect trends. The model is continually updated and has been credited with successfully avoiding many of the overall market declines in the early part of the 1990s.

         Black Investment Management Limited ("BIM") is an independent investment counsel located in Toronto, Canada, that provides professional management of financial assets for pension funds, corporations, foundations, mutual funds and group investment plans. BIM was established in 1973 by Mr. Paul Black and Mr. Robert W. Crosbie. Today BIM has approximately C$450 million in assets under administration. IUFC has a 45% interest in BIM and is accounted for under the equity method.

         Leon Frazer, Black & Associates Limited ("LFB") was established in 1939 and is the second oldest independent counselling and investment management firm in Toronto, Canada. LFB manages assets for high net worth individuals of approximately C$250 million. LFB also manages a mutual fund, Associate Investor. IUFC has a 33.3% direct interest and an additional 14.3% indirect interest through BIM which owns 31.7% directly. LFB is accounted for under the equity method.

         The Glen Ardith-Frazer Corporation ("GAF") is an independent investment counsel located in Toronto, Canada that provides discretionary management to both institutional and private clients. GAF has approximately C$150 million in assets under administration.

(3)      MEDIUM AND LONG TERM INVESTING

         Marbury Trading Corporation ("Marbury") is a Panama corporation with its head office in Geneva, Switzerland. The business of Marbury is to take debt and equity positions in companies InterUnion carries out merger & acquisition activities for: these investments can be carried from a few weeks up to 3 years depending on the complexity of the transaction. Although Marbury's, and therefore the Corporation's, interest in the reorganized companies can be substantial, the intention is after the completion of the mandate, to reduce its interest to that of minority investor.

COMPETITION

Competition is a part of every business. InterUnion faces competition directly and through its subsidiaries from larger and better capitalized financial service companies. These companies can be commercial/investment/merchant banks, thrift institutions, venture capital firms, etc.. On the investment management side, the performance of the assets under administration is another factor which could adversely affect the results of the Corporation, because poor performance may cause clients to move their assets to other managers.

GROWTH STRATEGY

Since inception, InterUnion's strategy has been to be a "business bank" i.e. to be a company able to take advantage of opportunities in the financial services sector. These opportunities include the involvement in non pure financial service operations. InterUnion's business will remain the purchase and selling of companies or part of companies which will use InterUnion's investment banking services as well as its ability to issue its own securities in order to complete M&A transactions and reorganizations. InterUnion's strategy is also to reduce its shareholders risk by ensuring that its book value is not dependent on any one sector of activity or any one operation. InterUnion has been successful in managing its investors risk as today there are enough experienced and credible individuals in the various operations who at the same time are shareholders of
InterUnion: that strategy should help InterUnion to obtain the financing it needs for its growth. The investment management activity should continue to expand as InterUnion gets closer to a critical mass of assets under administration: the size of those assets and their geographical location might require a corporate restructuring if beneficial to all its shareholders.

GOVERNMENT REGULATION

The operating activities of InterUnion Financial Corporation are not subject to governmental regulatory agencies, with the exception of:

Credifinance Securities Limited, a member of the Investment Dealers Association of Canada, The Toronto Stock Exchange, The Montreal Exchange and the International Securities Market Association. As such, it is subject to the rules, regulations, and administrative rulings of these self regulatory organizations.

Black  Investment  Management  Limited,  The  Glen  Ardith-Frazer   Corporation,
Guardian Timing Services Inc. and Leon Frazer Black & Associates Limited are regulated by the Ontario Securities Commission

InterUnion Financial Corporation is not subject to the Investment Company Act of 1940 (the "Act"). Section 3(a)(3) of the Act defines an "investment company" as "any issuer which owns or proposes to acquire investment securities having a value exceeding 40% of the value of such issuer's total assets (exclusive of Government securities and cash items)on an unconsolidated basis." "Investment securities" are defined for purposes of this section as "all securities except
(A) Government securities, (B) securities issued by employees' securities companies, and (C) securities issued by majority-owned subsidiaries of the owner which are not investment companies."

The Corporation is not an investment company because it does not invest more than 40% of its total assets (excluding government securities and cash items),on an unconsolidated basis, in "investment securities" as defined in the Act. The Corporation considers its primary business to be engaging in non-investment company businesses through majority owned companies.

EMPLOYEES

The total number of employees of InterUnion and its subsidiaries is 35.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(a)      MARKET INFORMATION

         The issuer's common equity is traded on the OTC Bulletin Board under the symbol: IUFC.

         The high and low sale prices for each quarter within the last two fiscal years are as follows:



           Period                   Open      High         Low          Close
           ------                   ----      ----         ---          -----
           FY97 Qtr 1*             $13.75    $13.75       $5.00         $7.00
           FY97 Qtr 2*               7.00     15.00        4.75          5.00
           FY97 Qtr 3                5.00      6.00        4.50          4.50
           FY97 Qtr 4                4.50      6.00        4.50          5.00
           FY98 Qtr 1                5.00      6.50        4.00          6.00
           FY98 Qtr 2                6.00      6.75        4.50          4.50
           FY98 Qtr 3                4.50      5.75        4.00          4.50
           FY98 Qtr 4                4.50      5.50        3.50          3.50


         *        Pre 20-1 split FY Qtr 2

(b)      HOLDERS

         The approximate number of holders of record of each class of common equity is as follows:


                  Class of Stock                        Number of Holders
                  --------------                        -----------------
                  Common Share                                       451
                  Class A Preferred                                    1
                  Class B Preferred                                    0
                  Class C Preferred                                    0

(c)      DIVIDENDS

         The company has never declared or paid dividends on its common stock or its preferred stock. There are no restrictions, other than state law that may be applicable, that limit the ability to payout all earnings as dividends. The Board of Directors does not anticipate paying any dividends in the foreseeable future; it intends to retain its distributable earnings, if any, for the expansion and development of its business.


(d)      RECENT SALES OF UNREGISTERED SECURITIES

         (i)      SALES PURSUANT TO REGULATION D

                  The following sales were made by the Corporation within the past three (3) years in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, as contained within Regulation D, Rule 504, promulgated by the Securities and Exchange Commission:

                      Number   Price per                                Date of
Title of Class      of Shares    Share    Consideration  Commission       Sale
--------------      ---------  ---------  -------------  ----------     -------
Common               62,500      $2.00      $125,000        $Nil       June 1995
Common              160,000       2.00       320,000         Nil      March 1996


NOTES TO SALES PURSUANT TO REGULATION D

(1) All sales were made directly by the Corporation as issuer. No commissions or underwriting discounts were paid in connection with the sales.

(2) The class of persons to whom the Corporation sold the above-referenced securities were individuals or entities whom the Corporation had reason to believe were either accredited investors within the meaning of Regulation Section 230.501 or were investors having such knowledge and experience in financial and business matters that the purchaser could properly evaluate the risks and merits of the investment.


(3)      All sales as shown above were made to non-U.S. persons.

(4) The Corporation specifically relied upon compliance with Rule 504 of Regulation D (Regulation Section 230.504). The Corporation qualified for Rule 504 because all offers and sales were made by the issuer, the Corporation was not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Corporation was not an investment company, and the Corporation was not a development stage company. Further, the Corporation was in compliance with the conditions as set forth in Regulation Section 230.504(b).

(ii)     SALES PURSUANT TO REGULATION S

                  The following sales were made by the Corporation within the past three (3) years in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, as contained within Regulation S promulgated by the Securities and Exchange Commission:


                         Number of          Price per                                                Date
Title of Class            Shares              Share          Consideration        Commission        of Sale
--------------           ---------          ---------        -------------        -----------       --------
Common                    100,000              2.00               200,000              nil         Oct. 1995
Common                      1,000             20.00              Services              nil
Common                    151,500              1.00               151,500              nil       August 1996
Common                    105,642              5.00               528,210           32,371      October 1996
Common                     35,000              4.00               140,000            7,000         June 1998



NOTES TO SALES PURSUANT TO REGULATION S

(1)  All sales were made directly by the Corporation as issuer.

(2) The class of persons to whom the Corporation sold the above-referenced securities were individuals or entities whom the Corporation had reason to believe were either accredited investors within the meaning of Regulation
     Section 230.501 or were investors having such knowledge and experience in financial and business matters that the purchaser could properly evaluate the risks and merits of the investment.

(3)  All sales as shown above were made to non-U.S. persons.

(4) The Corporation specifically relied upon compliance with Regulation S as promulgated by the Securities and Exchanges Commission. The Corporation was in compliance with Category 3 of Rule 903 of Regulation S which provides an issuer safe harbor. Under this Category the Corporation complied with the two general conditions of Rule 903(a) and (b) and to transactional and offering restrictions by the execution of an investor Subscription Agreement, and the placing of the appropriate restrictive legend on the stock certificate(s).

(5) The 1,000 common shares issued for services in March 1996, was for work done in connection with the development of a business plan and market research for said business plan. These shares were given to a non related party.

DIRECTORS AND EXECUTIVE OFFICERS

No material proceedings involve any directors, executive officers or persons nominated or person chosen by the Corporation to become a director or executive officer of the Corporation which is adverse to the Corporation.

a)         DIRECTORS AND EXECUTIVE OFFICERS


          Name, Municipality
           of Residence             Age    Length of Service
          ------------------        ---    -----------------

           Robert W. Crosbie        68     Nominated as Chairman of the Board
           Toronto, ON Canada              June 1, 1998

           Georges Benarroch        51     Appointed as Chairman, President
           Paris, France                   and Chief Executive Officer,
                                           March 21, 1994

           T. Jack Gary, III        57     Appointed as Secretary,
           West Palm Beach, Fl             January 30, 1995

           Karen Lynn Bolens        51     Member of the Board,
           Geneva, Switzerland             December 16, 1994

           Selwyn Kletz             52     Appointed as Vice-President and
           Toronto, ON Canada              Member of the Board, August 18, 1997

           Samuel Balloul           52     Nominated as Member of the Board
           Paris, France                   February 1, 1998

           Dr. Colin B. Bier        52     Appointed as Member of the Board
           Ville St-Laurent, QC            August 18, 1997
           Canada

           Ann Glover               48     Appointed as Member of the Board
           Toronto, ON                     February 17, 1995
           Canada

           Claude E. Ayache         35     Appointed as Executive Vice-President
           Toronto, Ontario                and Chief Financial Officer
           Canada                          March 2, 1998


ROBERT W. CROSBIE is nominated to the position of Chairman of the Board of the Corporation. Mr. Crosbie has been Chairman of the Board of Black Investment Management Limited since 1973.

GEORGES BENARROCH is the President, Chief Executive Officer of the Corporation as well as a Director and Chairman of the Audit Committee. He is also the Chief Executive Officer, and Chairman of the Board of Credifinance Securities Limited, President, Chief Executive Officer, and Chairman of the Board of Credifinance Capital Inc. and Chairman of the Board of Guardian Timing Services, Inc. The Glen-Ardith Frazer Corporation and InterUnion Asset Management Limited -- all wholly-owned subsidiaries of the Corporation. In addition, he is a member of the Board of Directors of, Black Investment Management Limited, Leon Frazer, Black & Associates Limited and Receptagen Limited. He is also the President of Equibank.

Since 1977, Mr. Benarroch has held the position of officer and partner/director with various investment firms and private/public companies in the United States, Canada and Europe. He has been a senior partner and/or seat holder of a member firm of The Toronto Stock Exchange since 1982. His experience covers Euro-financings, venture capital, mining and high tech financings, bridge financings and mergers & acquisitions.

SELWYN J. KLETZ is Vice-President of the Corporation, as well as a Director. He is also President and a member of the board of The Glen-Ardith Frazer Corporation and InterUnion Asset Management Limited, in addition to being a Director of Black Investment Management Limited, Guardian Timing Services, Inc. And Leon Frazer, Black & Associates Limited. He has also held the position of officer and partner/director with various investment firms and private/public companies in Canada and South Africa. His experience in the investment industry covers research, investment banking, merchant banking, corporate finance and investment management. Mr. Kletz will be devoting 100% of his time to the Corporation.

SAMUEL BALLOUL will serve as a Director of the Corporation. Mr. Balloul is in house counsel for Le Refuge in France since 1975. Mr. Balloul's duties for InterUnion will be limited to his participation at Board Meetings and as a member of the Audit Committee.

DR. COLIN B. BIER serves as a Director of the Corporation and Receptagen Limited. Since 1990 through and including the present, he has been Managing Director of ABA BioResearch Inc., an independent bio-regulatory consulting firm providing expertise for strategic management and development of biopharmaceuticals. Mr. Bier's duties for InterUnion will be limited to his participation at Board Meetings.

KAREN LYNN BOLENS serves as a Director of the Corporation. Since 1985 through and including the present time, she has practiced as an associate attorney, specializing in corporate, estate and family law for international clients. Ms. Bolens' duties for InterUnion will be limited to her participation at Board Meetings and as a member of the Audit Committee.

ANN GLOVER serves as a Director of the Corporation. She is a Director, Secretary/Treasurer and Chief Financial Officer of Credifinance Securities Limited a subsidiary of the Corporation. Ms. Glover has been an employee of Credifinance Securities Limited since 1991, having held the position of a Director, Secretary/ Treasurer, and Chief Compliance Officer. Ms. Glover as she is also a director and officer of Credifinance Securities Limited.

T. JACK GARY, III is the Secretary of the Corporation. He is Manager of the West Palm Beach, Florida, office of Raymond James & Associates, a national brokerage firm, having held that position since 1995 as well as a Director. From April 1988 to 1995, Mr. Gary was President and Chief Executive Officer of Crown Capital Advisors, Inc., a company registered as an investment advisor with the Securities and Exchange Commission and with the State of Florida under the Florida Securities and Investor Protection Act. Mr. Gary will devote approximately 10% of his time to his duties as Secretary at InterUnion.

CLAUDE E. AYACHE is the Executive Vice-President and Chief Financial Officer of the Corporation and Manager of Corporate Finance and Investment Banking (non resources) for Credifinance Securities Limited a subsidiary of the Corporation. Mr. Ayache has been with the Corporation since 1995, having held various positions in both administration, sales and corporate finance / investment banking. Mr. Ayache will devote all of his time to the affairs of the Corporation. Prior to joining the Corporation, Mr. Ayache was Controller for a manufacturer and Director of Finance for an asset based lender for which he was instrumental in their restructuring.

(1) No director of InterUnion is currently a director of any other reporting company, with the following exception: Georges Benarroch and Dr. Colin B. Bier are directors of Receptagen Ltd. which is listed on the Toronto Stock Exchange and trades on the NASD OTC Bulletin Board under the symbol RCEPF.

(2) Under Section 1 ARTICLE III, of the Corporation=s By-Laws, the directors shall serve until the next annual meeting of the stockholders, as prescribed by the Board of Directors, at which time directors are elected by the stockholders.

(b)        AUDIT COMMITTEE

           The Audit Committee had three meetings. The first meeting was to approve the change in auditors. The second meeting was to review the Corporation's accounting policies with the auditors while the third meeting was to recommend to the Board of Director that the March 31, 1998 Consolidated Financial Statements be approved and presented to the shareholders.

(c)        IDENTIFY SIGNIFICANT EMPLOYEES

           The Corporation does not expect to receive a significant contribution from employees that are not executive officers.

(d)        FAMILY RELATIONSHIPS

           Currently, there are no other directors, executive officers or persons nominated by the Corporation to become a director or executive officer of the Corporation who are related to any individual who currently holds the position of director or executive officer or is nominated to one of the said positions.

(e)        INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

           No material events have occurred in the last five years that would affect the evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person of the Corporation.

(f)        COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

           For the three fiscal years ended March 31, 1998, to the best of the Corporation=s knowledge no director, executive officer and beneficial owner of more than ten percent (10%) of any class of equity securities of the Corporation failed to file on a timely basis reports required by section 16(a) of the Exchange Act.

(g)        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following are known by the Corporation to be the beneficial owner of more than five percent of any class of the said issue's voting securities.

        Title            Name and Address                       Amount and Nature      Percent
        of Class         of Beneficial Owner                   of Beneficial Owner    of Class
        Common           RIF Capital Inc. (1)                        536,899            31.5%
                         Price Waterhouse Centre
                         PO Box 634C
                         St. Michael, Barbados, WI

      Common             Selwyn Kletz                                100,000             5.9%
                         499 Riverside Drive
                         Toronto, Ontario Canada

                         TOTAL                                       -------             -----
                                                                     636,899             37.4%
                                                                     =======             =====

      Preferred A        RIF Capital Inc. (1)                      1,500,000              100%
                         Price Waterhouse Centre
                         PO Box 634C
                         St. Michael, Barbados, WI

      (1) RIF Capital Inc. is a wholly-owned subsidiary of Equibank Inc. which is wholly-owned by Central Investment Trust. As of January 1998, Safeguardian Limited replaced Georges Benarroch as the sole protector of Central Investment Trust and neither is a beneficiary of the Trust nor its subsidiaries.


(h)      SECURITY OWNERSHIP OF MANAGEMENT

The following information lists, as to each class, equity securities beneficially owned by all directors and nominees, and of the directors and nominees of the issuer, as a group.

 Title of         Name and Address of               Amount and Nature of    Percentage
  Class           Beneficial Owner                    Beneficial Owner       of Class

Common            Safeguardian Limited(1)                   536,899            31.5%
                  PO Box 316
                  Jardine House
                  1 Hesley Street
                  St. Helier, Jersey, UK  JE4 8UD

Common            Robert W. Crosbie                          25,404             1.5%
                  110 Yonge Street,  #1701
                  Toronto, Ontario
                  Canada     M5C 1T4

Common            Selwyn J. Kletz                           100,000             5.9%
                  499 Riverside Drive
                  Toronto, Ontario
                  Canada     M6S 4B6

Preferred A       Safeguardian Limited (1)                1,500,000           100.0%
                  PO Box 316
                  Jardine House
                  1 Hesley Street
                  St. Helier, Jersey, UK  JE4 8UD

Common            Directors and Executive Officers          667,803            39.1%
                  as a group (4 people)

Preferred A       Directors and Executive Officers        1,500,000           100.0%
                  as a group (1 person)

         Note 1:  Trustee; Voting Power - Central Investment Trust

(i)      RELATED PARTY TRANSACTIONS

         The Corporation paid $186,765 to Witpan Inc. for services render in the acquisition of Leon, Frazer, Black & Associates Limited, Cluster Asset Management Limited, The Glen-Ardith Frazer Corporation and Black Investment Limited. In addition, the Corporation received $135,850 from Witpan, for investment research services.
         Witpan is controlled by Mr. Selwyn J. Kletz.

         For services rendered in the restructuring of RCG, the Corporation paid RIF Capital Inc. $300,000.

         In fiscal 1997, the Corporation acquired an option on all of the issued and outstanding shares of News Research Corporation (see Exhibit 10(vi)) at a cost of $80,000. The vendors of the option were RIF Capital Inc. and Central Investment Trust. The Corporation allowed the option to expire in December 1997 and therefore expensed this cost of the option.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a)      SUMMARY COMPENSATION TABLE

Name & Principal           Fiscal                    Other         Long Term            All Other
Position                    Year    Salary           Bonus        Compensation          Compensation      Compensation
------------------------------------------------------------------------------------------------------------------------
Georges Benarroch          1998     None             None         None                    30,000(1)       None
President & CEO            1998     None             None         None                    None            None

Selwyn J. Kletz            1998     75,245(          60,000(2)    None                   355,000(3)       None
Vice-President             1997     None             None         None                    13,265(4)       None

  (1) This amount represents life, disability and medical insurance and certain expenses.
  (2) This amount represents 60,000 short term stock options, that was fully exercised.
  (3) This amount represents $168,200 for life, disability and medical insurance and $186,800 paid to a company controlled by Mr.Kletz for services.
  (4) This amount was paid to a company controlled by Mr. Kletz for services.

(b)      OPTION/SAR GRANTS IN PAST YEAR

                                             % of Total
                       Number of            Options/SARs
                       Securities            Granted to
                  Underlying Options/       Employees in          Exercise     Expiration
Name               SARs Granted (#)         Fiscal Year            Price          Date

Selwyn J. Kletz         60,000                 60,000              $4.00     June 30, 1997

(c) AGGREGATED OPTION/SAR EXERCISE IN LATEST FISCAL YEAR AND FISCAL YEAREND OPTION/VAR VALUES

                                                        Number of Securities                   Value of
                                                      Underlying Unexercised              In-the-Money Option
                           Shares Acquired        Value  Option at Fiscal Year end       at Fiscal Year end
 Name             on Exercise(#)       Realized     Exercisable/Unexercisable        Exercisable/Unexercisable

Georges Benarroch          0          $   0.00           0            0                 $0.00        $0.00
Selwyn J. Kletz       60,000          $240,000           0            0                 $0.00        $0.00

(d)      ALL COMPENSATION COVERED

         The Corporation's Board of Directors has approved payment of $1,500 for the services of each of its independent directors for the fiscal year ending March 31, 1998.

         The Corporation has no current options, warrants, SARs, long-term incentive plans, pension or profit-sharing plans, or other compensation plans, in effect regarding any employees of the Corporation.

         The Corporation has no agreement or understanding, express or implied, with any officer or director, or any other person regarding employment with the Corporation or compensation for services.

         Section 14 of ARTICLE III of the By-Laws of the Corporation provides that directors do not receive any stated salary for their services as directors. However, by board resolution, a fixed fee and expenses of attendance may be allowed for each meeting. These limitations do not affect compensation for a person serving as an officer or otherwise for the Corporation and receiving compensation therefor.

MANAGEMENT'S DISCUSSION AND ANALYSIS

(a)      OVERVIEW

         InterUnion Financial Corporation, ("IUFC" or "InterUnion"), was incorporated on February 7, 1994. InterUnion's strategy is to acquire, when possible, a majority interest in financial services business. InterUnion and its subsidiaries, (collectively the "Corporation"), also provides bridge financing as part of its investment banking activities. The Corporation acquires companies or interests in companies for cash but preferably for common shares of the Corporation with additional incentives for vending shareholders via common share purchase warrant and stock options for management. Since 1994, the Corporation has acquired:

         Corporation Acquired                        Nature of the Company          Date Acquired
         --------------------                        ---------------------          -------------
         Bearhill Limited                            Investment Mgmt.                   1-18-95
         Guardian Timing Services Inc.               Investment Mgmt.                   1-18-95
         Credifinance Capital Inc.                   Investment Company                 3-20-95
         Credifinance Securities Limited             Investment Bank                    3-20-95
         Rosedale Realty Corporation                 Real Estate Sales                  3-20-95
         Reeve, Mackay & Associates Ltd.             Auction Sales                      5-15-95
         Leon Frazer, Black & Associates Ltd.        Investment Mgmt.                   7-02-97
         Cluster Asset Management Limited            Investment Mgmt.                   3-01-98
         The Glen Ardith-Corporation                 Investment Mgmt.                   3-01-98
         Black Investment Management Limited         Investment Mgmt.                   3-31-98

         Note: 1 All companies listed are active with the exception of Rosedale Realty Corporation which was disposed of by the Corporation pursuant to an assignment in bankruptcy in September 1995 and Reeve, Mackay & Associates Limited which was sold in July 1997.

         Note: 2 All are consolidated subsidiaries with the exception of Leon Frazer, Black & Associates Limited and Black Investment Management Limited, which are accounted for under the equity method as InterUnion owns 33.3% and 45% respectively, directly. An additional 14.3% of Leon, Frazer, Black & Associates Limited is owned indirectly by InterUnion.

         Due to the business strategy of the Corporation, it is not expected to generate revenues immediately, funding of operations is mainly effected through private (non registered) sales of common shares under Regulation "D" as promulgated by the United States Securities and Exchange Commission.

         The first acquisition in January 1995, allowed the Corporation to generate some revenues. The following table shows revenues (in 000's) generated by InterUnion itself as well by each of the subsidiaries and affiliates since being acquired by InterUnion, except Rosedale Realty and Reeve Mackay & Associates:

         Corporation                                       FY 1996    FY 1997    FY 1998
         -----------                                       -------    -------    -------

         Bearhill Limited                                      30         14          18
         Black Investment Management Limited                                           0
         Cluster Asset Management Limited                                              0
         Credifinance Capital Inc.                             65        313         406
         Credifinance Securities Limited                    4,500      3,750       2,440
         Guardian Timing Services, Inc.                       355        365         371
         Leon Frazer, Black & Associates Limited                                     771
         The Glen Ardith-Corporation                                                 102
         InterUnion Financial Corporation                     900      1,475        (212)
                                                            -----      -----       -----
                  Total                                     5,850      5,892       3,878
                                                            =====      =====       =====


         Note: The Glen-Ardith Frazer Corporation's ("GAF") revenues are only consolidated as of March 1, 1998. The revenues from Leon Frazer, Black & Associates ("LFB") and Black Investment Management Limited ("BIM") are not consolidated. In addition, their revenues are only as of the Corporation's investment in LFB on July 2, 1997, GAF on March 1, 1998 and March 31, 1998 for BIM.

         Credifinance Capital Inc. ("CFCI") primarily invests its own capital resources. There is no reason to expect any consequential change in attained and projected revenues.

         Credifinance Securities Limited ("Credifinance") is an investment bank. Revenues for fiscal 1998 were 35% lower than 1997. For the last two years, investment banking activities have been, when possible diverted towards InterUnion, while Credifinance redirected its business from an institutional agency trading boutique to a corporate finance one. Efforts have been mainly directed towards the support of InterUnion's activities: reorganization of Receptagen as well as acquisition of asset management companies. Furthermore, during all of 1998, investors feelings towards one of the areas of traditional business for Credifinance, natural resources, has been negative.

         Underwriting in junior gold companies has been non existent and another niche sector, oil and gas in the former Soviet Union, which has been a successful part of Credifinance business in 1997, has been reduced due to a downturn in the emerging markets. Management is currently looking at various options which will maintain the revenues from this subsidiary in the $2-3 million range.

         Bearhill Limited ("BHL") is an investment management firm. However, the primary asset of BHL remains its ownership of a computer software program, ITM Software. BHL sold an option to the right of this software to the Bank of Nova Scotia. In order to maintain the option the Bank of Nova Scotia is obligated to pay an annual premium. The premium of C$50,000 due on April 23, 1998 has not been made, however, the Corporation continues to manage approximately C$10 million in funds for the bank. If the option is not exercised, BHL will not be adversely affected.

         Black Investment Management Limited ("BIM") is an independent investment counsel. BIM has assets under administration of approximately C$450 million. The Corporation has a 45% direct interest in BIM and will be accounting for this investment on the equity basis as of March 31, 1998. Therefore BIM did not have any effect on the Corporation's performance in fiscal 1998.

         Guardian Timing Services Inc. ("GTS") is an independent investment management firm. Assets under management for GTS have risen from C$20 million at the start of fiscal 1996 to C$80 million in fiscal 1997 and maintained that level throughout fiscal 1998. This explains the low growth in revenues over the last three fiscal years.

         Leon Frazer, Black & Associates Limited ("LFB") is the second oldest independent counselling and investment management firm in Canada, as it was established in 1939. LFB has assets under administration of approximately C$250 million. The Corporation has a one third direct interest in LFB and has been accounting for this investment on the equity basis since July 2, 1997. Since then, LFB's revenues have been $771,000. BIM also has a one third direct interest in LFB.

         Cluster Asset Management Limited ("CAM") is a holding company who's only asset is its investment in The Glen Ardith-Frazer Corporation ("GAF") and therefore it is not expected to contribute revenues. The Corporation has a 91.55% direct interest and an indirect interest as LFB owns the remaining 8.45%. For the month of March 1998, GAF had revenues of $102.

         The following is a summary of InterUnion's interest in the above mentioned investment management firms.

                                 Direct        Indirect      Total
                                 ------        --------      -----
                 BHL            100.00%        0.00%         100.00%
                 BIM             45.00%        0.00%          45.00%
                 GTS            100.00%        0.00%         100.00%
                 LFB             33.33%       14.30%          47.63%
                 CAM             91.55%        4.10%          95.65%

         InterUnion Financial Corporation's revenues for fiscal 1998 were negative due to the reversal of the unrealized gain on marketable securities that had been previously recognized and not crystallized in fiscal 1998. Without this loss InterUnion's revenues would have been $613,000 down from $1,475,000 a year earlier. The decrease is due to InterUnion committing a majority of its resources to Receptagen Ltd. ("RCG"). RCG has deposited with the Ontario Securities Commission an information circular that describes the final stage of the restructuring which shareholders of RCG will be voting on at their Annual and Special General Meeting June 30. InterUnion derives its own revenues primarily from bridge financing and special situations and some limited investment in marketable securities.

         There are no assurances that the Corporation will find acceptable companies for bridge financing in the future and there is no method of forecasting this probability except on a historical basis.

COST OF REVENUES

The principal elements comprising costs of revenues are: commissions paid out and salaries paid to research analysts and investment managers. In general, non-administrative personnel within InterUnion are remunerated solely on performance, as this permits the Corporation to keep overhead to a minimum and to maintain a high correlation between its revenues and its personnel costs, as InterUnion and its subsidiaries are extremely labor intensive. Therefore, commissions paid out are the most important expense and generally rise and fall along with revenues of the Corporation.

Across all of the Corporation's subsidiaries, the contribution margin (contribution margin is defined as revenues less variable expenses) was 48.4% in fiscal 1998 versus 43.0% in fiscal 1997 and 36.1% in 1996. The increase in margin is primarily due to a shift in Credifinance's revenues from secondary market agency to primary market revenue from corporate finance and underwriting activities. The Corporation expects to maintain margins in this range due to the stability of its commission payout structure.


INTEREST INCOME NET OF INTEREST EXPENSE

The Corporation invests its cash in government issued treasury bills which give rise to interest income. Additional interest income comes from the spread between the interest that the Corporation receives over and above what is paid to its clients on their deposits by its broker dealer clearing agent. This amount is not expected to be significant with respect to revenues on a yearly or quarterly basis.

The Corporation's only debt that causes a revenue or an expense arises from its broker/dealer operation and from funds borrowed on a short term basis for its trading activity. This amount is not expected to be significant with respect to revenues on a yearly or quarterly basis.

DISCONTINUED OPERATIONS

In May 1995, Reeve, Mackay and Associates Ltd. was created to act as the Corporation's auction subsidiary. Reeve, Mackay recorded operating losses of $390,829 and $452,291 in 1997 and 1996 respectively, prior to recording a small profit in the first quarter of 1998. The Corporation successfully sold its interest in Reeve, Mackay as of July 2, 1997.

EXPOSURE TO INTERNATIONAL OPERATIONS

Although all of the Corporation's revenues are generated from North America, all of its principal subsidiaries are located in Canada. Therefore, a small foreign exchange risk does exist due to the Canadian dollar. Due to the size of the risk and that each company within the InterUnion Group operates independently of each other, the Corporation does not purchase any derivative products to offset this risk. In addition, the Corporation considers North America as its domestic market.

SEASONAL

InterUnion Financial Corporation and its subsidiaries do not operate in any business which is affected by changes in season.

(b)      RESULTS OF OPERATIONS

Fiscal 1997 marked a number of firsts for the Corporation.

     - The first year as a reporting company, as our Form 10-SB cleared the SEC;
     - The first year that the Corporation reports solely under US GAAP; and
     - The first year that the Corporation reported a profit from continuing operations.

Fiscal 1998 was no exception.
     - The first year with only finance services companies with its group;
     - The first year that investment management assets within the group exceeded that of the broker dealer.

Financial highlights are as follows:

                                        1998              1997             1996
                                    ----------        ----------         ---------
Revenues                             3,115,407         5,737,848         5,857,157
Income (loss) from continuing
operations                            (819,461)          160,676           (75,378)
Discontinued Operations                804,174          (390,829)         (429,248)
Net Loss                               (15,287)         (230,153          (504,626)

Assets                              48,743,732        38,820,507         9,364,007
Shareholders' Equity                 6,692,432         3,639,337         3,033,848
Working Capital                       (163,274)        1,750,889           928,268
Common Shares Outstanding            1,654,001           969,714           692,558
Book Value per Share                      4.05              3.75              4.38

FISCAL YEAR 1998 COMPARED TO FISCAL YEAR 1997

(1)      OVERVIEW

         In fiscal 1998, revenues decreased by $2,622,411 (or 45.7%) over fiscal year 1997. For the year, costs of revenues as a percentage of sales decreased to 65.0% from 67.1% a year earlier. Fixed overhead and non cash expenses increased by $311,322 or 22.0%. The reduction in revenues and the increase in non variable expenses were too great to be over come by the reduction in cost of sales and caused a loss from operations in the amount of $819,461 versus a profit of $160,676 a year earlier. The Corporation reported a net loss of $15,287 versus $230,153 in fiscal 1997. The reduction in the loss is due to the accounting gain of the sale of Reeve, Mackay & Associates Limited. Earnings per share for fiscal 1998 was a loss of $0.01 versus a loss of $0.26 a year earlier. The average number of common shares outstanding for the year ending March 31, 1998 is 1,232,100 versus 907,097 a year earlier.

(2)      REVENUES

         Revenues decreased by $2,622,411 (or 45.7%) over fiscal year 1997 (from $5,712,183 to $3,115,407). The decrease came from the activities of Credifinance Securities Limited and the reversal of an unrealized gain of the Corporation's portfolio of warrants, received as additional compensation for corporate finance mandates. The value of these warrants decreased by approximately $825,000. Revenues for InterUnion itself also decreased by about $600,000, due to its concentrating its resources on the restructuring of RCG. Revenues for Credifinance decreased almost $1,300,000 or 34.5% (from $3,727,292 to $2,439,951).
         The reason why Credifinance's revenues decreased was due to the reduction in investors willingness to invest in small capitalized firms and in the natural resource sector.

(3)      COST OF REVENUES

         Costs of revenues (Selling, General and Administrative expenditures) for the year decreased by $1,539,929 or 29.5% to $3,674,548 from $5,214,477. This decrease is due to the fact that the Corporation's principal expense are commission earned as a function of revenues.

(4)      INCOME FROM CONTINUING OPERATIONS

         Income from continuing operations net of the provision for income taxes, decreased to a loss of $818,461, or $0.66 per share, from a profit of $160,676, or $0.18 per share, a year earlier. As discussed previously, the decrease in profitability has been attributed to the decrease in the value of the warrant portfolio and reduction in revenues due to investors interest in small capitalized firms. The average number of common shares outstanding for the year ending March 31, 1998 is 1,232,100 versus 900,429 a year earlier. These figures do no include an accounting gain of $804,174 in fiscal 1998 on the sale of Reeve, Mackay, for which the Corporation recorded a loss in fiscal 1997 of $390,829 as discontinued operations.

FISCAL YEAR 1997 COMPARED TO FISCAL YEAR 1996

(1)      OVERVIEW

         In fiscal 1997, revenues decreased by $144,974 (or 2.5%) over fiscal year 1996. For the year, costs of revenues as a percentage of sales decreased to 67.1% from 71.8% a year earlier. Fixed overhead and non cash expenses also decreased by 61,082 or 4.2%. These three factors contributed to the Corporation realizing income from continuing operations of $160,676 versus a loss of $75,378 a year earlier. The Corporation reported a net loss of $230,153 in 1997 versus a net loss of $504,626 due to the losses the Corporation recorded in relation to Rosedale Realty Corporation and Reeve, Mackay & Associates as discontinued operations. Excluding these discontinued operations, the Corporation's earnings per share from continuing operations was $0.18 versus a loss of $0.15 a year earlier.

(2)      REVENUES

         Revenues decreased by $144,974 (or 2.5%) over fiscal year 1996 (from $5,857,196 to $5,712,183). The majority of the decrease came from the activities of Credifinance Securities Limited, the Corporation's main operating subsidiary, as its revenue decreased almost $800,000 or 17.8% (from $4,532,482 to $3,727,292). The reason why Credifinance Securities' revenues decreased was due to the firm restructuring its efforts from agency activities to corporate finance activities. This decrease was offset by an increase in InterUnion's revenues of almost $0.6 million or 62.1% (from $911,094 to $1,477,062).

(3)      COST OF REVENUES

         Costs of revenues (Selling, General and Administrative expenditures) for the year decreased by $515,520 or 9.0% to $5,214,477 from $5,729,997. This decrease is due to the fact that the Corporation's revenues are generated more from underwritings then from buy and sell orders, where it retains a greater percentage, as variable costs decreased to 57.2% of revenues from 63.9% a year earlier. In addition cost cutting of fixed overhead contributed a savings of approximately $125,000. The Corporation was able to cut personnel due to the change in target market.

(4)      INCOME FROM CONTINUING OPERATIONS

         Income from continuing operations net of the provision for income taxes, increased to $160,676, or $0.18 per share, from a loss of $75,378, or $0.15 per share, a year earlier. As discussed above the increase in profitability has been attained by the combination of two things. The Corporation is deriving its revenues from sources where the commissions to be paid out are less (underwriting versus agency) and the cost savings discussed above. The average number of common shares outstanding for the year ending March 31, 1997 is 900,429 versus 501,335 a year earlier. These figures do not include losses of $390,829 and $429,248 in 1997 and 1996 respectively due to the discontinued operations of Reeve, Mackay & Associates Ltd. and Rosedale Realty Corporation.

(c)      LIQUIDITY AND CAPITAL RESOURCES

         In order to meet its growth plans and fund any operating cash requirements, the Corporation's policy is to issue additional capital stock, when possible. To date the Corporation has done this either through the issuance of Confidential Private Placement Offerings under Regulation "D" or Regulation "S". The following are details of these private placements during the previous three fiscal years:

          Date                  # of Shares     Amount      Type
          ----                  -----------     ------      ----
          June 1995               62,500      $125,000      Regulation "D"
          October 1995           100,000       200,000      Regulation "D" & "S"
          March 1996             160,000       320,000      Regulation "D"
          September 1996         277,142       759,710      Regulation "S"
          June 1998               35,000       140,000      Regulation "S"

         When unable, due to market conditions or unfavorable terms, the Corporation will issue notes payable. Until the acquisition of three investment management firms, with combined assets under administration of approximately C$1 billion, and the Corporation's involvement in the restructuring of RCG, the Corporation did not have any long term debt. The debt that was assumed in the restructuring of RCG has been matched by receivables of similar terms, therefore, eliminating certain risks. The Corporation is currently seeking to raise additional capital by the issuance of common stock. Proceeds will be used to pay the debt that was issued for the acquisition of these investment management firms.

         The Corporation also has a credit facility of up to C$2.35 million available with a Canadian financial institution. As of March 31, 1998 this credit was unused.

         The Corporation plans on reviewing its portfolio of investment management companies in order to maximize shareholders' value.

CONCLUDING REMARKS

There are no other known trends, events or uncertainties that may have, or are reasonably likely to have, a material impact on the Corporation's short-term or long-term liquidity.

In addition, there is no significant income or losses that have risen from the Corporation's continuing operations that has not been analyzed or discussed above. Nor has there been any material change in any line item that is presented on the financial statements which has also not been discussed above.

Year 2000: Management has compiled a list of both internally and externally supplied information systems that utilize imbedded date codes which could experience operational difficulties in the year 2000. The Corporation uses third party applications or suppliers for all high level systems and reporting. These systems will either be upgraded and tested to be in compliance for the year 2000 or the Corporation will take necessary steps to replace the supplier. Management is testing new systems for which it is responsible. It is the Corporation's objective to be year 2000 compliance for all systems by the end of fiscal 1999, however, no assurances can be given. The Corporation believes that it has provisioned sufficient amounts to cover future expenditures.